UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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American Bio Medica Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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122 Smith Road

Kinderhook, New York 12106

April 27, 2017

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders of American Bio Medica Corporation (the “Company”) on Thursday, June 15, 2017, at 10:00 a.m. at the Company’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106 (the “Annual Meeting”).

In addition to the formal items of business to be conducted at the Annual Meeting, management will report on the operations and activities of the Company and you will have an opportunity to ask questions. Directors and officers of the Company will be present to respond to any questions you may have.

This booklet includes the Notice of Annual Meeting, Notice of Internet Availability of Proxy Materials and Proxy Statement. The Proxy Statement describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when you vote your shares.

It is important that your stock be represented at the meeting. Whether or not you plan to attend the meeting in person, we hope that you will vote on matters to be considered. You may vote your proxy via the Internet or by telephone. If you received a printed copy of your proxy materials, you may also vote by mail by signing, dating and returning your proxy card in the envelope provided.

On behalf of the Board of Directors and the employees of American Bio Medica Corporation, I thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

Melissa A. Waterhouse
Chief Executive Officer
Principal Financial Officer

122 Smith Road

Kinderhook, New York 12106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS & NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Date:	June 15, 2017
Time:	10:00 a.m., Eastern Standard Time
Place:	Company’s Corporate Offices
122 Smith Road
Kinderhook, New York 12106

At our 2017 Annual Meeting, we will ask you to:

1. Elect Two (2) “Class II” directors for three (3) year terms commencing upon their election and until their successor shall be elected and duly qualified (the terms of office of the other directors do not expire until 2018 or 2019). The following directors are being nominated:

Jean Neff

Diane J. Generous

2. Ratify the selection by the Company’s Audit Committee of UHY, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

3. Transact any other business as may properly come before the Annual Meeting.

You may vote at the Annual Meeting if you were a shareholder of American Bio Medica Corporation at the close of business on April 26, 2017 (the “Record Date”).

By Order of the Board of Directors

Kinderhook, New York	Melissa A. Waterhouse
April 27, 2017	Chief Executive Officer
Principal Financial Officer

You are cordially invited to attend the Annual Meeting. Our Board strongly encourages you to exercise your right to vote. Your vote is important. Voting early helps ensure that we receive a quorum of shares necessary to hold the annual meeting. Please sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope, or follow the instructions on the proxy card for internet and telephone voting. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 15, 2017

Our financial and other information is contained in our Annual Report on Form 10-K for the year ended December 31, 2016. Pursuant to rules promulgated by the United States Securities and Exchange Commission, we have elected to provide access by notifying you of the availability of our proxy materials on the Internet. This proxy statement and our Form 10-K for the year ended December 31, 2016, are available at our web site at http://www.abmc.com/investor/proxy2017.html.

122 Smith Road

Kinderhook, New York 12106

PROXY STATEMENT

General

American Bio Medica Corporation is a New York corporation (the “Company”). The term “Annual Meeting”, as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card to vote, or you may cast your vote via telephone or the Internet. This process is described below in the section titled “Voting”.

We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about May 11, 2017 to all shareholders entitled to vote. In this mailing, we are also including our Annual Report on Form 10-K for the year ended December 31, 2016, however, the Annual Report is not part of the proxy solicitation material.

Shareholders entitled to vote; Record Date

If you owned common stock of the Company at the close of business on April 26, 2017, (the “Record Date”), you are entitled to vote at the Annual Meeting, or any adjournments thereof. On the Record Date, the Company had one class of voting shares outstanding – common shares, $.01 par value per share (“common shares”) and there were 29,297,333 shares of common stock outstanding and no shares of preferred stock outstanding.

Procedure for Submitting Shareholder Proposals

In order to be included in the Company’s proxy statement for the 2018 Annual Meeting, shareholder nominations for directors and/or shareholder proposals for the next Annual Meeting of Shareholders must be received (in writing) by the Company’s Corporate Secretary at its Corporate Offices located at 122 Smith Road, Kinderhook, New York 12106, on or before December 28, 2017, must not exceed 500 words, and must otherwise comply with the requirements of Rule 14a-8 adopted pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”).

With respect to shareholder proposals and director nominations submitted for the 2018 Annual Meeting of Shareholders that are outside the process of Rule 14a-8, these proposals must be received by the Company at its Corporate Offices no earlier than January 27, 2018 and no later than March 14, 2018.

Shareholder proposals received outside of these time frames will be considered untimely for consideration at the 2018 Annual Meeting.

The Company has not received any shareholder proposals or shareholder nominations for directors for this Annual Meeting.

Voting

You are entitled to one vote at the Annual Meeting for each common share of the Company that you owned as of the Record Date. The number of shares you own (and may vote) is listed on your proxy card. You can vote your shares using one of the following methods:

Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting. If your shares are not registered in your own name, you will need appropriate documentation to confirm your ownership to vote at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of the Company.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Submitting Proxies Via the Internet or by Telephone. Many shareholders who hold their shares through a broker or bank may have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name”, you should check the voting instruction card that has been provided to you by your broker and follow the instructions that have been provided for Internet or telephone voting on that card.

You are invited to attend the meeting; however, to ensure your representation at the meeting, you are urged to vote via the Internet or telephone, or mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she has voted via the Internet or telephone, or returned a proxy card. By voting in person, you automatically revoke any prior proxy given by Internet, telephone or proxy card.

For the election of directors, the nominees who receive the most votes will be elected to the two (2) available seats on the Board (i.e. by a plurality of votes cast). If you return a signed proxy form indicating your abstention or attend the Annual Meeting but choose to abstain from voting on any proposal (revoking your proxy), you will be considered present at the Annual Meeting and not voting in favor of the proposal. Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal.

Holders of common shares are not entitled to cumulative voting rights.

Effect of Broker Non-Votes

Certain shareholder nominees (such as brokers, banks and other nominees) have the discretion to vote on routine matters, such as the ratification of the selection of our independent registered public accounting firm, unless you instruct otherwise; but they do not have authority to vote on non-routine matters, such as the election of directors.

A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. “Broker non-votes” are not counted as votes for or against the proposal in question or as abstentions, and are not counted to determine the number of votes present for the particular proposal.

If your broker holds shares in your name and delivers this proxy statement to you, the broker is entitled to vote your shares on Proposal 2; Ratification of Independent Registered Public Accounting Firm, even if the broker does not receive voting instructions from you. Without your instructions, the broker is not entitled to vote your shares on Proposal 1: Election of Directors. We encourage you to provide instructions to your broker, bank or other nominee. This ensures your shares will be voted at the meeting.

A broker non-vote would have no effect on the outcome of Proposal 1 because only a plurality of votes cast is required to elect a director.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.

Revocability of Proxy/Dissenter’s Right of Appraisal

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Corporate Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated no later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting or abstaining in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corporate Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

The Board is not proposing any action for which the laws of the State of New York, our Certificate of Incorporation and/or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Solicitation of Proxies

The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company may solicit proxies by mail, telephone, and other electronic forms of communication or in person without additional compensation.

The Company will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective banks, brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them. Broadridge Financial Solutions, Inc. has been retained to assist in soliciting proxies at a fee of approximately $4,000 including distribution costs and other costs and expenses.

Householding of Proxy Materials

Some banks, brokers, and other intermediaries may participate in the practice of “householding” proxy statements, annual reports and related notices. This rule allows us to send a single copy of this proxy statement to any household at which two (2) or more of our shareholders reside, if we believe that the shareholders are members of the same family. This rule benefits both the Company and its shareholders as it reduces the volume of duplicate information received at a shareholder’s house and helps reduce our expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instructions forms. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other intermediary. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

Proposal No. 1

Election of Directors

General

The current bylaws of the Company allow for a classified or staggered board. The Company’s Board of Directors is divided into three classes serving staggered terms. During the year ended December 31, 2016, the Company’s Board of Directors was fixed at five (5) members.

The directors with terms expiring at this Annual Meeting are Jean Neff and Diane J. Generous. On April 6, 2017 Richard P. Koskey and Carl A. Florio resigned from their positions on the Board of Directors. Mr. Koskey served as a Class II director and his term was set to expire in 2018. Mr. Florio served as a Class III director and his served was set to expire in 2019. As of the date of this report, there is only one other member of the Board of Directors, Company Chief Executive Officer/Principal Financial Officer Melissa A. Waterhouse. Ms. Waterhouse is a Class II director and her current term expires in 2018.

The Board of Directors, upon the recommendation of the Nominating Committee has nominated Jean Neff and Diane J. Generous to serve as directors until the 2020 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for Jean Neff and Diane J. Generous. If either Jean Neff or Diane J. Generous should become unavailable to serve, the proxy may be voted for the election of a substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that either Jean Neff or Diane J. Generous will be unable to serve if elected.

Name	Age	Term Expires	Position(s) held	Director Since
Jean Neff	74	2017	Director and Corporate Secretary	2008
Diane J. Generous	57	2017	Director	2014

The principal occupation and business experience of Jean Neff and Diane J. Generous during at least the last five (5) years is set forth below.

Jean Neff was appointed to our Board of Directors in February 2008 and, until her retirement in early 2014, she was the Sr. Vice President Mid-Atlantic Region of Solstas Lab Partners. She served as the Sr. Vice President of New Business Development of the Occupational Testing Services division of Laboratory Corporation of America, from 1991 until 2007. She received her B.S. in Biology from Mercer University. Ms. Neff provides decades of experience in administration, sales and management making her well qualified as a member of the Board.

Diane J. Generous was appointed to our Board of Directors in December 2014 to fill a vacancy created by the resignation of Edmund M. Jaskiewicz. Ms. Generous is the daughter of Edmund Jaskiewicz. Ms. Generous is an attorney with over 25 years in strategic fundraising, development and advocacy communications. She received her JD from George Washington University and her BA in Economics from Duke University. Since January 2005, she has been a principal of Generous Associates, a consulting firm that provides political and non-profit strategies and fundraising services.

The Board of Directors unanimously recommends a vote “FOR” the nominees for election as directors.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Directors that are not nominees

The Company’s Board of Directors currently consists of five (5) members. Two (2) members are being nominated for election at this Annual Meeting, and the principal occupation and business experience during at least the last five (5) years of the nominees are presented above. On April 6, 2017, Richard P. Koskey and Carl A. Florio resigned from their positions on the Board of Directors. As of the date of this report, there is only one other member of the Board of Directors, Company Chief Executive Officer/Principal Financial Officer Melissa A. Waterhouse.

Name	Age	Term Expires	Position(s) held	Director Since
Melissa A. Waterhouse	46	2018	Chief Executive Officer, Principal Financial Officer and Director	2014

The principal occupation and business experience during at least the last (five) 5 years of this director is set forth below. Note: Information is not being provided related to Mr. Koskey or Mr. Florio, as their terms of office will not continue after the meeting to which this statement relates.

Melissa A. Waterhouse joined the Company in 1997. Since that time she has held various management positions in Investor Relations, Marketing, Public Relations and Corporate Compliance. She served as our Corporate Secretary from September 2003 until her interim appointment as Chief Executive Officer and Chief Financial Officer in October 2013. In June 2014, Ms. Waterhouse was appointed as Chief Executive Officer, Principal Financial Officer and was appointed to the Board of Directors.

Chairman Emeritus

Edmund M. Jaskiewicz served as one of our directors from 1992 until his resignation in December 2014 and he continues to serve as President of our corporation. Mr. Jaskiewicz is a lawyer-engineer. He has practiced international patent and corporate law as a sole practitioner since 1963. He received his J.D. from George Washington University Law School and his B.S. in Engineering from the University of Connecticut.

Information Related to Non-Employee Director Stock Options Outstanding as of December 31, 2016

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Richard P. Koskey(2)	20,000	0	$0.12	06/19/24
	20,000	0	$0.12	06/19/25
	20,000	0	$0.15	06/24/26
Carl A. Florio(2)	20,000	0	$0.12	06/19/24
	20,000	0	$0.12	06/19/25
	20,000	0	$0.15	06/24/26
Jean Neff	20,000	0	$0.12	06/19/24
	20,000	0	$0.12	06/19/25
	20,000	0	$0.15	06/24/26
Diane J. Generous	20,000	0	$0.12	06/19/25
	20,000	0	$0.15	06/24/26

(1)	Includes options exercisable within 60 days of April 26, 2017.

(2)	On April 6, 2017 Richard P. Koskey and Carl A. Florio resigned from their positions on the Board of Directors. However, information is being provided for the year ended December 31, 2016 since they served on the Board of Directors for the entire fiscal year. In accordance with the option agreements, their option grants will continue to vest as if their resignation did not occur and the option expiration dates do not change; provided neither Mr. Koskey nor Mr. Florio engage in any activity that would be considered detrimental to the Company.

COMPENSATION OF DIRECTORS

DIRECTOR COMPENSATION(1)
Name	Fees Earned or Paid in Cash ($)(2)		Option Awards ($)		All Other Compensation ($)	Total ($)
Richard P. Koskey	$10,000	(3)	$2,200	(4)	$0	$12,200
Carl A. Florio	$10,000	(3)	$2,200	(4)	$0	$12,200
Jean Neff	$0	(5)	$2,200	(4)	$0	$2,200
Diane J. Generous	$10,000	(3)	$2,200	(4)	$0	$12,200

1)       There were no Stock Awards, Non-Equity Incentive Plan Compensation, or Non-Qualified Deferred Compensation Earnings issued or earned by members of the Board of Directors in the year ended December 31, 2016. These columns have been omitted.

2)       This figure does not include any reimbursed out-of-pocket expenses related to a Director’s attendance at a meeting of the Board of Directors or committee of the Board of Directors.

3)       Includes fees actually paid in the amount of $10,000 for attendance of four (4) regularly scheduled, in person meetings of the Board of Directors. It does not include $1,250 of deferred compensation related to Mr. Koskey’s and Mr. Florio’s attendance of a Board meeting in December 2013 for which they only received 50% of the normal board attendance fee.

4)       The aggregate grant date fair value of the options, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 was $0.11, and the value of the options totaled $2,200. The fair value of the stock option grant issued was estimated utilizing the Black-Scholes option-pricing model using the following weighted average assumptions: dividend yield of 0%; risk-free interest rate of 1.57%; expected life of 10 years; and stock price volatility of 66.5%.

5)       Ms. Neff attended all meetings in the year ended December 31, 2016 telephonically and she did not receive any compensation for attending board meetings.

NOTE: On April 6, 2017 Richard P. Koskey and Carl A. Florio resigned from their positions on the Board of Directors. However, information is being provided for the year ended December 31, 2016 since they served on the Board of Directors for the entire fiscal year.

NOTE: Ms. Waterhouse does not receive any compensation for her services as a member of the Board of Directors, or her attendance at meetings of the Board of Directors. Chairman Emeritus & President Edmund Jaskiewicz may attend meetings at the invitation of the Board of Directors but does not receive any compensation for his attendance at board meetings and he is not reimbursed for any out-of-pocket expenses related to his attendance at board meetings.

Narrative to Director Compensation Table

Directors who are not employees (“Non-Employee Directors”) of the Company receive a fee of $2,500 per meeting for attending meetings of the Board of Directors in person and are reimbursed for out-of-pocket expenses incurred in attending such meetings. Four (4) regular in-person meetings of the Board of Directors were held during the year ended December 31, 2016.

The Non-Employee Directors agreed, and the Board of Directors therefore resolved, to waive all fees related to the attendance of Committee meetings of the Board of Directors and telephonic board meetings of the Board of Directors in the year ended December 31, 2016, however, Non-Employee Directors are reimbursed for any out of pocket expenses they may incur in attending telephonic meetings of the Board of Directors or meetings of the Committees of the Board of Directors.

In addition, Non-Employee Directors agreed, and the Board of Directors therefore resolved, to defer 50% of the payment for the attendance fee for a board meeting in December 2013. As of the year ended December 31, 2016 these deferred amounts (totaling $2,500) remain unpaid.

No member of the Board of Directors has a compensation arrangement that differs from those of other members of the Board of Directors.

Proposal No. 2

Ratification of Independent Registered Public Accounting Firm

On January 5, 2016, the Company dismissed Liggett, Vogt and Webb, P.A. (“LVW”) as its independent registered public accounting firm and engaged UHY, LLP (“UHY”) as its independent registered public accounting firm for the year ended December 31, 2015. The decision to appoint UHY was approved by the Audit Committee of the Board of Directors of the Company. Prior to UHY’s engagement, the Company did not consult with UHY and receive either written or oral advice from UHY that was an important factor considered by the Company in reaching a decision as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. In addition, the Company had not consulted with UHY concerning any matter that was the subject of a disagreement or a reportable event, each as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K. The Audit Committee selected UHY to continue to be the Company’s principal independent registered public accounting firm for the year ending December 31, 2017.

The Company is asking its shareholders to ratify the selection of UHY as its principal independent registered public accounting firm. Although ratification is not required by the Company’s By-laws or otherwise, the Company’s Board of Directors is submitting the Audit Committee’s selection of UHY to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different principal registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. If the appointment of UHY is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement.

Representatives of UHY will attend the Annual Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from shareholders.

Audit Fees

Year Ended December 31, 2016:

The aggregate fees billed by UHY to the Company for the year ended December 31, 2016 for the audit of financial statements is $62,000. (Note: These amounts were billed to the Company in the year ending December 31, 2017, however, the amounts billed were for the audit of financial information for the year ended December 31, 2016).

The aggregate fees billed by UHY to the Company for the year ended December 31, 2016 for the review of interim financial information included in the Company’s Form 10Q’s, or for services that were normally provided by UHY in connection with statutory or regulatory filings or engagements was $15,000.

There were no fees billed by LVW to the Company for the year ended December 31, 2016.

Year Ended December 31, 2015:

The aggregate fees billed by UHY to the Company for the year ended December 31, 2015 for the audit of financial statements was $62,000 (Note: These amounts were billed to the Company in the year ending December 31, 2016, however, the amounts billed were for the audit of financial information for the year ended December 31, 2015).

The aggregate fees billed by LVW to the Company for the year ended December 31, 2015 for the review of interim financial information included in the Company’s Form 10Q’s, or for services that were normally provided by LVW in connection with statutory or regulatory filings or engagements was $14,000.

Audit Related Fees

There were no audit related fees billed by UHY to the Company in the year ended December 31, 2016 or the year ended December 31, 2015.

There were no audit related fees billed by LVW to the Company in the years ended December 31, 2016 or December 31, 2015.

Tax Fees

The aggregate fees billed by UHY to the Company for the tax years ended December 31, 2016 and December 31, 2015 for professional services related to tax compliance, tax advice and tax planning was $8,000 and $8,000, respectively.

There were no tax related fees billed by LVW to the Company for the tax year ended December 31, 2016 or December 31, 2015.

All Other Fees

There were no other fees billed by either UHY or LVW to the Company for the years ended December 31, 2016 or December 31, 2015.

There were no other fees billed by UHY or LVW for services rendered to the Company other than the services described herein and the Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants.

Pursuant to SEC Rule 210.2-01I(7)(i), the Company’s Audit Committee approved the engagement of UHY prior to UHY rendering audit or non-audit services. 100% of the services performed by UHY were also approved.

The Board of Directors unanimously recommends a vote “FOR” the ratification of our independent registered public accounting firm for the year ending December 31, 2017.

EXECUTIVES

Executive Officer

As of the date of this report and throughout the year ended December 31, 2016, our sole executive officer is Melissa A. Waterhouse. Although Mr. Jaskiewicz continues to serve as the President of the corporation, he is not in charge of any principal business unit, division or function within the company, and he does not perform any policy making function. Ms. Waterhouse also serves as a member of our Board of Directors and her biography can be found under “Information about our Board of Directors”.

Additional Senior Management

In addition to Ms. Waterhouse, the following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of additional senior management.

Name	Age	Position(s) held	Since
Douglas Casterlin	69	Vice President, Operations	2012
Scott D. Hutton, Ph.D.	60	Vice President, Sales & Marketing	2014

Douglas Casterlin re-joined us in July 2012 as our Vice President, Operations after resigning from the Company in March 2011. From April 2011 until July 2012, Mr. Casterlin performed certain consulting services for the Company under a Severance Agreement. From April 2008 until March 2011, Mr. Casterlin served as our EVP, Operations. Mr. Casterlin has over 20 years experience in the field of manufacturing.

Scott D. Hutton, Ph.D. re-joined us in 2014; however, he has over 9 years of service with ABMC. He was appointed as Director of Sales & Marketing in November 2014 and as Vice President of Sales and Marketing in November 2016. Dr. Hutton has over 18 years of experience in the drug testing industry, and has negotiated numerous state contracts as well as contracts with Fortune 500 Companies. Prior to being in the drug testing industry, Dr. Hutton had over 15 years of law enforcement and corrections management experience.

EXECUTIVE COMPENSATION

The following table sets forth for the years ended December 31, 2016 and December 31, 2015, the compensation paid by the Company to its principal executive officer (“PEO”) and also the “Named Executive Officer”. Ms. Waterhouse was the sole executive officer in both the years ended December 31, 2016 and December 31, 2015. There were no additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers of the Company at year end December 31, 2016.

SUMMARY COMPENSATION TABLE(1)
Name and principal position	Year Ended	Salary ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Melissa A. Waterhouse
Chief Executive Officer (PEO)	12/31/16	$158,000	(2)	$63,000	(3)	$19,808	(4)	$240,808
Principal Financial Officer	12/31/15	$152,453	(5)	$30,000	(6)	$18,054	(7)	$200,507

1)       There were no amounts paid to the named executive officer related to Bonuses, Stock Awards, Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings; therefore, these columns of the table have been omitted.

2)       Ms. Waterhouse’s salary in the year ended December 31, 2016 was $160,000 under her employment contract, however in the year ended December 31, 2016, 20% of Ms. Waterhouse’s salary was deferred under the Company’s salary deferral program. This amount includes $30,000 in deferral paybacks made to Ms. Waterhouse in the year ended December 31, 2016 (against previously owed deferral amounts). As of December 31, 2016, the Company owed Ms. Waterhouse $32,813 in deferred compensation.

3)       On January 29, 2016, Ms. Waterhouse was issued a stock option grant to purchase 750,000 shares of common stock under our 2001 Option Plan at an exercise price of $0.11, the closing price of our common shares on January 29 2016. The grant vests in equal installments over 2 years. The fair value of the grant was $63,000 and was estimated using the Black-Scholes pricing model using the following weighted average assumptions: dividend yield of 0%; risk-free interest rate of 1.84%; expected life of 10 years; and stock price volatility of 62.2%.

4)       Consists of: $19,024 for health insurance premiums and $784 for premiums paid, by the Company for Ms. Waterhouse’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

5)       Ms. Waterhouse’s salary in the year ended December 31, 2015 was $160,000 under her employment contract, however in the year ended December 31, 2015, 20% of Ms. Waterhouse’s salary was deferred under the Company’s salary deferral program. This amount includes $24,191 in deferral paybacks made to Ms. Waterhouse in the year ended December 31, 2015 (against previously owed deferral amounts). At December 31, 2015, the Company owed Ms. Waterhouse $30,813 in deferred compensation.

6)       On June 29, 2015, Ms. Waterhouse was issued a stock option grant to purchase 250,000 shares of common stock under our 2001 Option Plan at an exercise price of $0.12, the closing price of our common shares on June 29, 2015. The grant vests in equal installments over 3 years. The fair value of the grant was $30,000 and was estimated using the Black-Scholes pricing model using the following weighted average assumptions: dividend yield of 0%; risk-free interest rate of 2.33; expected life of 10 years; and stock price volatility of 63%.

7)       Consists of: $17,190 for health insurance premiums and $864 for premiums paid, by the Company for Ms. Waterhouse’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

Narrative Disclosure Related to Summary Compensation

Melissa A. Waterhouse, Chief Executive Officer (PEO)/Principal Financial Officer

Ms. Waterhouse entered into a new employment agreement with the Company on June 19, 2014 providing for an annual salary of $160,000, health and dental benefits and participation in any management bonus program adopted by the Company. Ms. Waterhouse’s employment agreement has severance and change in control provisions. Under the agreement, termination from the Company for any reason other than cause results in severance being paid to Ms. Waterhouse. Such severance equals twelve (12) months of Ms. Waterhouse’s base salary at the time of separation, with continuation of all medical benefits during the twelve-month period at the Company’s expense. Additionally, under the employment agreement, Ms. Waterhouse may resign her position and elect to exercise the severance provision at her option under the following circumstances:

1)       If she is required to relocate by the Company or its Board of Directors more than 50 miles from the Company’s New York corporate facility as a condition of continued employment; or

2)       If there is a substantial change in the responsibilities normally assumed by a Chief Executive Officer or Principal Financial Officer at the direction of the Board of Directors.

In addition, the Company provides Ms. Waterhouse with the same benefits offered to other employees, including long-term disability and life insurance, at the Company’s expense. Ms. Waterhouse’s employment agreement also contains change in control provisions which gives Ms. Waterhouse the option to resign and receive a lump sum severance payment equal to two (2) times her annual base salary at the time of the change in control, which option must be exercised within ten (10) days following the change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of the Named Executive Officer at year-end December 31, 2016:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
	25,000	0	$0.09	12/31/20
Melissa A. Waterhouse	25,000	0	$0.26	02/21/23
Chief Executive Officer (PEO)	200,000	0	$0.14	06/25/23
Principal Financial Officer	82,500	167,500	$0.12	06/29/25
	375,000	375,000	$0.11	01/29/26

1)       No Stock Awards were outstanding for any of the Named Executive Officers in the year ended December 31, 2016, and therefore the Stock Awards portion of the table has been omitted. Furthermore, because there were no Equity Incentive Plan Awards outstanding for the Named Executive Officer, this column was omitted as well.

2)       Includes options that are exercisable within 60 days of April 26, 2017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company, through its Board of Directors, attempts to review all related party transactions to ensure fairness to the Company and proper disclosure under SEC rules. Additionally, the Board of Directors conducts annual reviews of each director to determine such director’s independence. We also require our executive officers and directors to complete a questionnaire that is intended to identify transactions or potential transactions that require disclosure under SEC rules or create a potential conflict of interest. Furthermore, our Code of Ethics contains provisions related to actual or apparent conflicts of interest between personal and professional relationships. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com as noted under “Code of Ethics”.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 26, 2017 there were 29,297,333 common shares outstanding of which 29,297,333 common shares are entitled to vote at the Annual Meeting. The following table sets forth, as of April 26, 2017, the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director, (iii) each of the Named Executive Officers, (iv) all directors and executive officers of the Company as a group, and (v) each shareholder, known to management of the Company, to beneficially own more than five percent (5%) of the outstanding common shares.

The number and percentage of shares beneficially owned is determined under the rules of the United States Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after April 26, 2017 through the exercise of any stock option, exchange of exchangeable shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. Unless otherwise noted, the address of each person is c/o American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership *		Percent of Class
Common	Melissa A. Waterhouse	707,500	(1)	2.36
Common	Richard P. Koskey(10)	80,000	(2)	**
Common	Carl A. Florio(10)	72,000	(2)	**
Common	Jean Neff	60,000	(2)	**
Common	Diane J. Generous	82,600	(3)	**
Common	Directors and Executive Officers as a group (5 persons)	1,002,100	(4)	3.32%
Common	MP Biomedicals LLC	4,738,601	(5)	16.17%
Common	John J. Moroney(6)	3,711,556	(7)	11.86%
Common	Edmund M. Jaskiewicz(8)	3,433,420	(9)	11.59%

*       Unless otherwise noted, the number of shares noted for each individual is based upon information obtained from their Section 16(a) or Rule 13d filings with the SEC.

**       Less than one percent (1%).

(1)	Includes 707,500 common shares subject to stock options exercisable within 60 days of April 26, 2017.

(2)	Includes 60,000 common shares subject to stock options exercisable within 60 days of April 26, 2017.

(3)	Includes 40,000 common shares subject to stock options exercisable within 60 days of April 26, 2017.

(4)	Includes an aggregate of 927,500 common shares subject to stock options exercisable within 60 days of April 26, 2017.

(5)	Information based on the last Section 16(a) filing made by MP Biomedicals LLC on December 22, 2015. The address for MP Biomedical LLC is 3 Hutton Centre Drive, Suite 100, Santa Ana, California 92707.

(6)	Information based on last Section 16(a) filing made by John J. Moroney, a principal of Landmark Pegasus, Inc. The address for Mr. Moroney is 118 Pegasus Drive, Jupiter, FL 33477.

(7)	Includes 2,000,000 common shares subject to warrants exercisable within 60 days of April 26, 2017. It also includes 254,545 restricted common shares to be issued to Landmark Pegasus, Inc. in connection with an extension of a financial advisory services agreement executed on April 10, 2017.

(8)	Mr. Jaskiewicz resigned from the Board of Director on December 17, 2014, however he continues to attend board meetings at the invitation of the Board of Directors as Chairman Emeritus and is the President of the corporation.

(9)	Includes 1,186,765 restricted common shares issued on September 30, 2016 in exchange for extinguishment of subordinated debt in the amount of $154,279 owed to Mr. Jaskiewicz. It also includes 330,000 common shares subject to stock options exercisable within 60 days of April 26, 2017.

(10)	On April 6, 2017, Mr. Koskey and Mr. Florio resigned from their positions on the Board of Directors. However, information is being provided related to this item considering the time period in which they would still be required to report activity in the Company’s securities.

CORPORATE GOVERNANCE

General Information related to the Board of Directors & Attendance at Meetings

The Board of Directors oversees our business and monitors the performance of our management. The Board of Directors does not involve itself in the day-to-day operations of the Company. Our executive officer and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are currently held on a quarterly basis. Special meetings may be held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Our directors also discuss business and other matters with our key executive and our principal external advisors (legal counsel, independent auditors, and other consultants) when necessary.

The Board of Directors held four (4) regular meetings during the year ended December 31, 2016. Each director attended 100% of the meetings of the Board of Directors in the year ended December 31, 2016.

Directors are expected to prepare themselves for and attend all meetings of the Board of Directors, Annual Meetings of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. Jean Neff was unable to attend our Annual Meeting of Shareholders held in June 2016, however, our other four (4) board members did attend.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Over the last several years, the Company has had different individuals holding the positions of Chairman of the Board and Chief Executive Officer. The Board of Directors believes this structure is appropriate for the Company because it provides the Board of Directors with capable leadership and allows the Chief Executive Officer to focus on the day-to-day business of running the Company while the Chairman leads the Board of Directors. The independent directors meet in executive sessions in connection with regular meetings of the Board of Directors. Melissa Waterhouse serves as our Chief Executive Officer, and until his resignation on April 6, 2017, Richard P. Koskey served as our Chairman of the Board. As of the date of this report and until a new Chairman has been appointed, Ms. Waterhouse has assumed the responsibilities of Chairman of the Board under the Company’s Bylaws.

Role in Risk Oversight

The role of our Board of Directors in our Company’s risk oversight process includes receiving regular reports from management on areas of material risk to our Company, including operational, financial, legal and regulatory, and strategic risks. The full Board of Directors (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from either the Chief Executive Officer or from the member of management responsible for the function from which the risk arises so that it can understand and assess the Company’s ongoing risk identification, risk management and risk mitigation strategies. When a committee receives a report regarding a previously unidentified risk, the chairman of the relevant committee reports on the discussion to the full Board of Directors. This enables the Board of Directors and its committees to coordinate the risk oversight role and consult with management about implementation of appropriate risk management and mitigation measures. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions, and regular periodic reports from the Company’s independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting.

Independent Directors

Our common shares are currently trading on the OTC Markets, Inc., under their OTC Pink Open Marketplace. The OTC Pink Marketplace offers trading in a wide range of equities through any broker. We are classified as an OTC Pink company with “current information”. Companies with this designation follow the International Reporting Standard and make their filings publicly. In our case, we are current in all of our reporting requirements. Although the OTC Pink Marketplace does not have requirements related to director independence, we use NASDAQ’s listing standards and SEC rules and regulations to determine the independence of our directors.

For a director to be independent under NASDAQ listing standards, the director must be a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NASDAQ’s listing standards, a “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. The following persons cannot be considered independent:

•	a director who is, or at any time during the past three (3) years was, employed by the Company;

•	a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the determination of independence, other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a Family Member who is an employee (other than an executive officer) of the Company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation.

In addition to the requirements stated above, audit committee members are also subject to additional, more stringent independence requirements under NASDAQ listing standards and SEC rules, which disqualify:

•	a director who is a Family Member of an individual who is, or at any time during the past three (3) years was, employed by the Company as an executive officer;

•	a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three (3) fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

•	a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three (3) years any of the executive officers of the Company serve on the compensation committee of such other entity; or

•	a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three (3) years.

Furthermore, in addition to the independence requirements discussed above, independent Audit Committee members may not, other than in their capacity as a member of the Audit Committee, the Board of Directors or any other board committee:

•	accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company other than for services as a board member; or

•	be an affiliated person of the Company.

On April 6, 2017, Mr. Koskey and Mr. Florio resigned from their positions on the Board of Directors. The Board of Directors has determined that Jean Neff and Diane J. Generous are independent directors under NASDAQ’s listing standards. As of the date of this report, the majority of the Board of Directors is independent as there are currently three (3) members on the Board of Directors.

In accordance with NASDAQ’s listing standards, independent directors meet in executive session when required in conjunction with regularly scheduled meetings of the Board of Directors, outside of the presence of non-independent directors.

Code Of Ethics

The Company has adopted a Code of Ethics that applies to all employees, including but not limited to the principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. The Board of Directors will review the Code of Ethics on a regular basis and propose or adopt additions or amendments to the Code of Ethics as appropriate. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy of the Code of Ethics may also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attention: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

Committees of the Board of Directors

The Board of Directors of the Company has established the following committees:

Nominating Committee

Subsequent to the resignation of Richard P. Koskey and Carl A. Florio on April 6, 2017, the Nominating Committee currently consists of two (2) members, both of which the Board has determined are independent as defined by NASDAQ listing requirements and SEC rules and regulations. During the year ended December 31, 2016, the Nominating Committee consisted of directors Carl A. Florio, Richard P. Koskey, Jean Neff and Diane Generous. As of the date of this report, only Ms. Generous and Ms. Neff serve on the Nominating Committee. Ms. Generous serves as the Chairman of this Committee.

The Nominating Committee is governed by a charter it has adopted. A copy of the Nominating Committee charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Nominating Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

The purpose of the Nominating Committee is to review, and make recommendations related to, qualified candidates for election to the Board of Directors. In carrying out these functions, the Nominating Committee considers a candidate’s mix of skills, experience, character, commitment and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. Each candidate should be prepared to participate fully in activities of the Board of Directors, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the Nominating Committee’s judgment, interfere with or limit such candidate’s ability to do so.

Additionally, in determining whether to recommend a director for re-election, the Nominating Committee considers the director’s record of attendance at Board of Directors and Committee meetings and participation in and contributions to the activities of the Board of Directors. The Nominating Committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board of Directors. The Nominating Committee does, however, believe it appropriate for at least one (1) member of the Board to meet the criteria for an “Audit Committee Financial Expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” within the meaning of applicable NASDAQ listing standards, even though such criteria may not be required by OTC Markets Group.

The Nominating Committee’s methods for identifying candidates for election to the Board of Directors (other than those proposed by the Company’s shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources, including: members of the Board of Directors, the Company’s executives, individuals personally known to the members of the Board of Directors and other research. The Nominating Committee also has authority to select and compensate a third-party search firm to help identify candidates, if it deems it advisable to do so.

The Nominating Committee will consider nominees recommended by its shareholders. Shareholders may submit nominations to the Nominating Committee in care of Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106. To be timely for consideration at our next Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s nomination notice at the Company’s principal executive offices, at the address set forth above, no later than December 28, 2017. The Nominating Committee will consider all candidates identified through the processes described above, whether identified by the committee or by a shareholder, and will evaluate each of them on the same basis. There have not been any material changes to the procedures by which shareholders may recommend nominees to the Company’s board of directors since our last disclosure related to this issue.

The Nominating Committee met one time in the year ended December 31, 2016 and the slate of Directors was determined upon the recommendation of the Board’s non-management directors (other than the non-management directors that are the nominees standing for re-election). All members of the Nominating Committee attended this meeting.

Audit Committee

The OTC Pink Marketplace does not have requirements related to audit committee composition or audit committee charters. Subsequent to the resignation of Richard P. Koskey and Carl A. Florio on April 6, 2017, the Company’s Audit Committee is comprised of two (2) members, both of which the Board has determined are independent directors, (as independence is defined in NASDAQ Rule 5605(a)(2) of the NASDAQ listing standards, as applicable). During the year ended December 31, 2016, the Audit Committee consisted of directors Richard P. Koskey, Carl A. Florio, Jean Neff and Diane Generous. Mr. Florio served as the Chairman of this Committee until his resignation from the Board of Directors on April 6, 2017. As of the date of this report, only Ms. Generous and Ms. Neff serve on the Audit Committee. As of the date of this report, the position of Chairman of the Audit Committee is vacant; however, the Board expects to appoint someone in a reasonable period of time to fill the vacancy.

The Board of Directors has adopted an Audit Committee charter. A copy of the Audit Committee Charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Audit Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company’s independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee formally met five (5) times and informally met several times in the year ended December 31, 2016. The Audit Committee charter requires four (4) Audit Committee meetings per year. In the year ended December 31, 2016, Mr. Koskey and Mr. Florio attended 100% of the formal meetings, and Jean Neff and Diane J. Generous each attended 80% of the formal meetings.

Audit Committee Financial Expert

At least one (1) member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The individual must have an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues comparable to those issues raised by the Company’s financial statements, an understanding of internal control over financial reporting, and an understanding of audit committee functions. Such attributes would be acquired through education and experience as a principal accounting or financial officer, controller, public accountant or auditor or experience actively supervising such positions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements. In the year ended December 31, 2016 and until their resignations on April 6, 2017, Mr. Koskey and Mr. Florio both met these requirements. The Board of Directors expects to appoint someone to the Board of Directors within a reasonable period of time that will meet the requirements of a financial expert.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Company’s Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent registered public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles upon completion of their audit.

In this context, the Audit Committee reviewed and discussed with management and the independent public accountants the Company’s audited financial statements for the year ended December 31, 2016 (the “Audited Financial Statements”). The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accountant the independent registered public accountant’s independence.

Based on reviews and discussions with the independent registered public accountants, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC. (Note: Although Mr. Koskey and Mr. Florio resigned on April 6, 2017, they were members of the Audit Committee throughout the year ended December 31, 2016 and therefore they were part of the recommendations indicated.

The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent public accountants on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

The Audit Committee
Carl A. Florio, Chairman
Richard P. Koskey
Jean Neff
Diane J. Generous

Note: Mr. Florio served as the Chairman of the Audit Committee until his resignation on April 6, 2017, and Mr. Koskey served as a member of the Audit Committee until his resignation on April 6, 2017. Therefore, it is appropriate for their inclusion on the Audit Committee Report for the year ended December 31, 2016.

Compensation and Option Committees

The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, and reviews and advises management regarding benefits and other terms and conditions of compensation of management. The Compensation Committee is also responsible for reviewing the outcome of the shareholder advisory vote on executive compensation. The Company’s Option Committee is a sub-committee of the Compensation Committee and administers the Company's stock option plans. The Compensation Committee does not have a charter. The Compensation and Option Committees met formally one (1) time, and several times informally throughout the year ended December 31, 2016. All members attended the formal meeting.

During the year ended December 31, 2016, the Compensation and Option Committees were comprised of board members Jean Neff, Richard P. Koskey, Carl A. Florio and Diane J. Generous, all of whom the Board determined were independent, as defined by NASDAQ listing standards and SEC rules and regulations. Ms. Neff serves as the Chair of this Committee. Subsequent to the resignations of Mr. Koskey and Mr. Florio, as of the date of this report, only Ms. Generous and Ms. Neff serve on the Compensation Committee. Ms. Neff serves as the Chairman of the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2016, the Compensation Committee was comprised of Jean Neff, Richard P. Koskey, Carl A. Florio and Diane J. Generous; none of these individuals served as an officer or employee of the Company or had any relationship requiring disclosure by the Company (except that Ms. Generous is the daughter of the former Chairman of our Board of Directors (Edmund Jaskiewicz). None of these individuals are a former officer of the Company.

Compensation Committee Report

The compensation of the Company’s sole executive officer; its chief financial officer/principal financial officer, is recommended for determination to the Board of Directors by the Compensation Committee. In addition to recommending the executive’s salaries and bonus arrangements, the Compensation Committee recommends policies and guidelines for the determination of other benefits by the Board of Directors.

General. Compensation of the Company’s executive officers is intended to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executive officers that appropriately rewards the individual executive officer’s contribution to corporate performance. Compensation is determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. In establishing base salaries, the Committee also assesses subjective qualitative factors to discern a particular executive officer’s relative value to the corporate enterprise. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executive officers in doing so. The Committee focuses on two primary components of the Company’s executive officer compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and bonus program based upon profitability of the Company.

Cash Compensation. Executive officers’ base salaries are determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. In accordance with these criteria, the salary of the Chief Executive Officer/Principal Financial Officer was established in her employment agreement. The employment agreement of the Chief Executive Officer/Principal Financial Officer was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on June 24, 2014.

Bonus Programs. The Company does not currently have any bonus programs in place. In the past, the Company has implemented bonus programs in which executive officers, senior management and certain mid-level managers were eligible to participate. There have not been bonuses paid to anyone in the Company under any bonus plans, including the named executive officer for more than 10 years. The Company continues to evaluate additional bonus programs to compensate its executive officers, senior management and mid-level managers. Any future bonus programs are expected to be based upon the Company’s sales and profitability and/or the market value of the Company’s securities. The Company may also adopt other ad hoc bonus programs as appropriate to provide incentives for particular officers or management employees to meet specific goals.

Stock Options. In the past, the Company has utilized stock options as a form of long-term incentive compensation. Beginning in the year ended December 31, 2005, the Company changed its policies related to grants of stock options and in the future does not plan to widely issue stock options to its employees, officers or directors, but will reserve the issuance of stock options for special circumstances.

In reviewing and approving the Chief Executive Officer’s compensation for the year ended December 31, 2016, the Board did not retain a compensation consultant. The Board of Directors considered the same criteria detailed herein with respect to executive officers in general and determined Ms. Waterhouse’s compensation.

The Compensation Committee

Jean Neff, Chair
Richard P. Koskey
Carl A. Florio
Diane J. Generous

Note: Mr. Florio and Mr. Koskey served as members of the Compensation Committee until their resignations on April 6, 2017. Therefore, it is appropriate for their inclusion on the Compensation Committee Report for the year ended December 31, 2016.

Communications with Directors and Committees

Shareholders may communicate with members of the Company’s Board of Directors and its Committees by writing to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attn: Corporate Secretary. The Corporate Secretary will disseminate the communication(s) to the appropriate individual(s).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (a listing of which can be found in the table above), to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company as of the date of this report, all executive officers, directors and greater than ten percent (10%) beneficial holders complied with all Section 16(a) requirements during the year ended December 31, 2016.

Other Matters

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Melissa A. Waterhouse
Chief Executive Officer
Principal Financial Officer
April 27, 2017

PROXY

ANNUAL MEETING OF SHAREHOLDERS

For the Year Ended December 31, 2016

AMERICAN BIO MEDICA CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated April 27, 2017, of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Melissa A. Waterhouse and Jean Neff, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on April 26, 2017, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Thursday, June 15, 2017 at the Company’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1.       The election of the nominees listed in the Proxy Statement for the Annual Meeting, as directors to serve the terms indicated in the Proxy Statement commencing with the ensuing year and until their successor(s) shall be elected and duly qualified.

If you wish your vote to be cast for the nominees listed below, place an “X” in this box ☐

If you wish to withhold your vote for the nominees listed below, place an “X” in this box ☐

If you do not wish to vote for all of the nominees, line out the name(s) of the person(s) for whom you do not wish to vote.

DIRECTOR:

Jean Neff

Diane J. Generous

2.       To ratify the selection by the Company’s Audit Committee of UHY, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

THIS PROXY CONFERS AUTHORITY TO VOTE FOR THE NOMINEES LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAME OF THE PERSON IS LINED OUT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Date:

Name:
Beneficial Shareholder (Please Print)

Address:

Signature(s)

(All Shareholders must sign)

NUMBER OF SHAREHOLDERS VOTING _________________________

1

DATE:

IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.

 (This must be completed if applicable)

Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.

2